Summary Prospectus
January 26, 2018
Hartford Multifactor Low Volatility US Equity ETF
Hartford Multifactor Low Volatility US Equity ETF
Ticker	Exchange
LVUS	Cboe BZX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s daily net asset value, online at www.hartfordfunds.com/etf-prospectuses.html. You can also get this information at no cost by calling 1-415-315-6600 or request a copy of the prospectus by sending an e-mail to orders@mysummaryprospectus.com. The Fund’s prospectus and statement of additional information dated January 26, 2018, as may be amended, supplemented or restated, are incorporated by reference into this summary prospectus. The Fund’s statement of additional information may be obtained, free of charge, in the same manner as the Fund’s prospectus.
INVESTMENT OBJECTIVE. The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of exchange traded U.S. equity securities.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the table or the examples below.
Shareholder Fees (fees paid directly from your investment): None
ANNUAL FUND OPERATING EXPENSES  (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.29%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Acquired fund fees and expenses(1)	0.03%
Total annual fund operating expenses(2)	0.32%
(1)
“Acquired fund fees and expenses” reflect the Fund’s pro rata share of the fees and expenses incurred by investing in the securities of investment vehicles. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. The investments that resulted in these expenses are expected to be removed from the Fund in March 2018; therefore, acquired fund fees and expenses have been restated to reflect estimated acquired fund fees and expenses for the current fiscal year.

(2)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

EXAMPLE: The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Year 1	Year 3
$33	$103
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. From May 10, 2017 (commencement of operations) through September 30, 2017, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to provide investment results that correspond to the total return performance of the Hartford Multifactor Low Volatility US Equity Index (LLVUSX) (the “Index”), which is designed to outperform a U.S. capitalization-weighted universe with up to one quarter less volatility over a complete market cycle.
The Index methodology seeks to construct a portfolio comprised of equity securities with low volatility characteristics, while seeking to account for potentially uncontrolled risks that may result from a singular emphasis on low volatility stocks. The Index methodology first selects equity securities with low volatility characteristics from a broad universe of U.S. equity securities. Each equity security must be within the top 98% of U.S. market capitalization with an average daily trading volume with an equivalent value to $1 million. As of December 31, 2017, the approximate market capitalization range of components of the Index was $810 million to $660 billion.
The composition of the Index is further refined by an optimization process that seeks diversification by applying minimum and maximum weightings of equity securities across a variety of measures, including sector, company, size, and other factors. The optimization process also seeks to avoid unintended factor risks by maintaining neutral to positive exposure to other potentially return-enhancing factors such as value, momentum, and quality at the portfolio level. The Index seeks to balance risk across sectors by utilizing expected tail loss estimations, which is a process that seeks to assign weights so that each sector contributes equal risk to the overall portfolio versus having significant concentrations in particular sectors. Sectors exhibiting higher historical risk are assigned lower weightings while those with lower historical risk are assigned higher weightings. Expected tail loss is an estimation process that seeks to measure potential loss during turbulent markets and is based on the relative historical performance of each sector.
The Index methodology’s pursuit of neutral to positive exposure to value, momentum, and quality characteristics at the aggregate Index level reflects the belief that unintended, negative exposure to any one of these factors may introduce unintended risk. The selection and optimization process seeks to emphasize low volatility equity securities that also exhibit a favorable combination of these additional factors, which are measured by characteristics such as a company’s earnings, operating cash flow, and revenue-to-enterprise value, book value, dividend yield and earnings yield (to indicate value), historical monthly returns (to indicate momentum), and gross profitability divided by a company’s total assets (to indicate quality).
The Index components are risk- and factor-adjusted twice annually, with reconstitution occurring the second Wednesday in both March and September. The Index was established with a base value of 1,000 on December 31, 2016. The components of the Index may range from 100 to 750, and the degree to which these components represent certain industries, may change over time.
The Lattice Strategies LLC (“Lattice” or the “Adviser”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as over concentration. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
The Fund generally invests at least 80% of its assets in the equity securities that are components of the Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds, as well as in securities not included in the Index, but which Lattice believes will help the Fund track the Index. Under normal conditions, the Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities of issuers of U.S. companies. To the extent that the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will do so in approximately the same amount as the Index. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received) in accordance with the Fund’s securities lending program and guidelines.
The Index is sponsored by Lattice. Lattice determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. The Index is calculated and distributed by Solactive AG. Additional information on the Index can be found at www.hartfordfunds.com.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters please see “Additional Information Regarding Investment Strategies and Risks” in the Fund’s statutory prospectus.

Index Tracking Risk – While the Fund seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Issuer Risk – Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Market Price Risk – The net asset value (“NAV”) of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV, changes in the intraday value of the Fund’s holdings, as well as the relative supply of and demand for the shares on the Fund’s listing exchange. Although it is expected that the Fund’s shares will remain listed on an exchange, disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium to) or below (at a discount to) the Fund’s NAV or the intraday value of the Fund’s holdings. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares and various types of orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund. The Fund’s sub-adviser cannot predict whether the Fund’s shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. Although index based ETFs have generally traded at prices that closely correspond to NAV per share, there can be no assurance as to whether and/or the extent to which the Fund’s shares will trade at premiums or discounts to NAV or to the intraday value of the Fund’s holdings.
Passive Strategy/Index Risk – The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.
Index Related Risk – The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of the Index as published by Lattice. There is no assurance that Lattice will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. While Lattice does provide descriptions of what the Index is designed to achieve, Lattice does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of the Index it publishes, and does not guarantee that the Index will be in line with Lattice’s described index methodology. Lattice’s mandate, as described in this Prospectus, is to manage the Fund consistently with its respective Index. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time, particularly where an index is less commonly used. Therefore, gains, losses or costs associated with the Index’s errors will generally be borne by the Fund and its shareholders. For example, during a period where the Fund’s Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its shareholders. Shareholders should understand that any gains from Index errors will be kept by the Fund and its shareholders and any losses will be borne by the Fund and its shareholders.

Apart from scheduled rebalances, Lattice may also carry out additional ad hoc rebalances to the Index in order, for example, to correct an error in the selection of index constituents. Where the Fund’s Index is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Unscheduled rebalances to the Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Fund’s Index. Therefore, errors and additional ad hoc rebalances carried out by Lattice to the Index may increase the costs and market exposure risk of the Fund.
Industry Concentration Risk – The Fund will not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent that the Index is concentrated in a particular industry, the Fund will concentrate its investments to approximately the same degree as its Index. If the Fund focuses its investments in a specific industry or group of industries, the Fund is subject to the risk that (1) its performance will be closely tied to the performance of those particular industries; (2) its performance will be adversely impacted when such industries experience a downturn; and (3) it will perform poorly during a slump in demand for securities of companies in such industries. As a result, the Fund may be subject to increased price volatility and may be more susceptible to adverse developments in an industry than a fund that does not focus its investments in any industry.
Authorized Participant Concentration Risk – Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Securities Lending Risk – The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Valuation Risk – The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. As of December 31, 2017, the Fund had been in operation for less than one full calendar year; therefore, calendar year performance information is not provided for the Fund. Updated performance information is available by calling 1-415-315-6600 or visiting our website at www.hartfordfunds.com. Keep in mind that past performance does not indicate future results.
MANAGEMENT. The Fund’s investment adviser is Lattice Strategies LLC. The Fund’s sub-adviser is BNY Mellon Asset Management North America Corporation (prior to January 31, 2018, the sub-adviser’s name was Mellon Capital Management Corporation) (“BNY Mellon AMNA”, or the “Sub-Adviser”).
Portfolio Manager	Title	Involved with Fund Since
Richard A. Brown, CFA	Managing Director, Senior Portfolio Manager, Team Leader of BNY Mellon AMNA	2017
Thomas J. Durante, CFA	Managing Director, Senior Portfolio Manager, Team Leader of BNY Mellon AMNA	2017
Karen Q. Wong, CFA	Managing Director, Head of Equity Portfolio Management of BNY Mellon AMNA	2017
PURCHASE AND SALE OF FUND SHARES. The Fund is an exchange-traded fund (“ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly from the Fund. The price of Fund Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares at NAV that have been aggregated into blocks of 50,000 shares or multiples thereof  (“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.

TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund’s related companies may pay the intermediary for services and/or data related to the sale of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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8January 26, 2018 SUM-LVUS_0118